UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

DLH HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

DLH Holdings Corp.

1776 Peachtree Street, N.W.
Atlanta, GA 30309

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on
February 14, 2013

Dear Shareholders,

The 2013 Annual Meeting of Shareholders of DLH Holdings Corp. will be held at the Millenium Hilton, 55 Church Street, New York, N.Y. 10007 on February 14, 2013, at 1:00 PM (local time).

Proposals to be considered at the Annual Meeting:

(1) Election of three directors for three-year terms ending 2016;
(2) An advisory vote regarding the approval of compensation paid to our named executive officers;
(3) An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years;
(4) Ratification of the appointment of WithumSmith+Brown PC, as the Company's independent registered public accounting firm for the 2013 fiscal year; and
(5) The transaction of such other business as may properly be brought before the meeting or any adjournment thereof.

The board of directors recommends a vote "for" the three nominees for election for three-year terms ending 2016 listed in the Company's 2013 Proxy Statement, "for" Proposals 2 and 4, and a frequency of "1 year" for Proposal 3.

*Shareholders are cordially invited to attend the Annual Meeting and vote in person.
Directions to the Annual Meeting of Shareholders are available at http://www.dlhcorp.com/investor-relations.aspx.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:

Go to www.cstproxyvote.com
Have this notice available when you access the above website. Follow the prompts to vote your shares.

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THIS AREA LEFT BLANK INTENTIONALLY

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

The Proxy Materials are available for review at:
http://www.cstproxy.com/dlhcorp/2013

DLH Holdings Corp. 1776 Peachtree Street, N.W. Atlanta, GA 30309 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held On February 14, 2013 This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, annual report and other proxy materials are available at: http://www.cstproxy.com/dlhcorp/2013 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 31, 2013 to facilitate a timely delivery. The following Proxy Materials are available to you at http://www.cstproxy.com/dlhcorp/2013 • the Company’s Annual Report for the year ended September 30, 2012, • the Company’s 2013 Proxy Statement, • the Proxy Card, and • any amendments to the foregoing materials that are required to be furnished to shareholders. ACCESSING YOUR PROXY MATERIALS ON LINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number found in the bottom right hand corner on the front of this notice. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0690, or By logging on to http://www.cstproxy.com/dlhcorp/2013 or By email at: proxy@continentalstock.com Please include the company name and your account number in the subject line.